EXHIBIT 10.1

Imperial Oil Resources	D.C. Griffiths	Tel: (403) 237-3552
237 - 4th Avenue SW	Gas, Power & NGL Marketing Manager	Fax: (403) 232-5870
Calgary, Alberta T2P 0H6
Canada

December 15, 2004

Selkirk Cogen Partners, L.P.
24 Power Park Drive
Selkirk, NY 12158-2299
Attention: Mr. Steve Kamppila

Dear Mr. Kamppila:

Subject:	Amended and Restated Natural Gas Purchase Agreement dated October 22, 1992 between Selkirk Cogen Partners, L.P. (“Selkirk) (as successor in interest to Makowski Selkirk Inc.) and Imperial Oil Resources (“Imperial”) herein referred to as the “Agreement”

This letter sets forth the agreement of Selkirk and Imperial to amend the Agreement as follows, with such amendment to become effective on the first day of the month following date that the National Energy Board of Canada approves the amendment:

1. Delete Section 1.1.c and replace with new Section 1.1.c “ “Base Gas” shall mean all gas under this Agreement.”

2. Delete Section 1.1.nn and replace with new Section 1.1.nn “ “Maximum Daily Quantity” or “MDQ” shall mean 20,660 MMBtu/Day of Base Gas.”

3. Delete the second, third and fourth sentences from Section 3.1(a).

4. In Sections 4.1, 5.2, 8.1 and 14.1(c), delete in each place where they appear the phrases “except as provided in Article XXIV,”;“and the Fuel Gas Nomination”; and, “and the Fuel Gas MDQ”.

5. Delete the phrase “ and the Fuel Gas MDQ (to the extent the Fuel Gas MDQ has also been reduced)” from the first sentence in Section 4.8.

6. In Section 4.9, delete (a) the fourth sentence, (b) the term “, 4.14” in the fifth sentence, and (c) the phrase “, except as specifically provided for in Section 4.14” from the last sentence.

7. Delete section 6.1 and replace with following new Section 6.1:

“6.1 Contract Price

During the term of this Agreement, Buyer shall pay Seller each Month the contract price for all Base Gas volumes nominated by Buyer and delivered to Buyer at the Delivery Point for such Month, which shall be equal to 90% of the AMI plus 100% of the NDC, where AMI and NDC are defined as follows:

AMI = Alberta Monthly Index, equal to the AECO “C” & N.I.T. One Month Spot as reported in the Canadian Gas Price Reporter ,“Avg” column in units of $/GJ, for the applicable Month.

Imperial Oil Resources

NDC = Nova Delivery Charges at Empress, equal to the sum of, as applicable from time to time, the delivery demand charges, the delivery variable commodity charges, and the delivery fuel charges, all for the applicable Month and subject to a cap of 0.30 US$/MMBtu.

No other charges, surcharges, reservation fees or other fees shall apply. Responsibility for taxes will remain as specified in Article XIII of the Agreement.

The contract price shall be converted to units of US$/MMBTU using the conversion factors contained in Sections 21.2 and 21.3 of the Agreement.”

8. Delete the text and/or headings in sections 1.1(b), 1.1(m), 1.1(w), 1.1(x), 1.1(y), 1.1(z), 1.1(aa), 1.1(bb), 1.1(cc), 1.1(qq), 1.1(yy), 1.1(zz), 1.1(ddd), 1.1(iii), 1.1(jjj), 1.1(lll), 1.3, 4.2, 4.3, 4.4, 4.5, 4.10, 4.11, 4.14, 6.2, 6.3, 6.4, 6.5, 6.6, 6.7, 6.8, 6.9, 6.10 in their entirety and replace with “Intentionally Left Blank”.

9. Delete the last sentence in Section 13.2(c).

10. In the first sentence of Section 15.1, delete the phrase “notwithstanding Section 6.2,” and delete the phrase “any Montly Charge” and replace with “the monthly contract price”.

11. Section 20.1(b), Article XXIV, and Appendix A are deleted in their entirety.

17. The following phrases are deleted from Section 20.2 in each place in which they appear: “and any Fuel Indemnity Amount”; and, “and/or Fuel Indemnity Amount”.

18. In the last sentence of Section 23.6, (a) delete the “s” at the end of the word “Sections” in each place the word appears; (b) delete the phrase “and 4.14”; and (c) delete “4.10, 4.11”.

Yours truly,

/s/ ADOLPH COKES

Adolph Cokes, Marketing Specialist Eastern Region

AGREED to this 23rd day of December, 2004	AGREED to this 17th day of December, 2004

BUYER: Selkirk Cogen Partners, L.P.	SELLER: Imperial Oil Resources

By: JMC Selkirk, Inc., Managing	per: Manager Gas, Power & NGT Marketing
General Partner

/s/ P. CHRISMAN IRIBE	/s/ D.C. GRIFFITHS
(Signature)	(Signature)